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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                November 16, 2001

                Date of Report (Date of earliest event reported)




                                 EUPHONIX, INC.
             (Exact name of registrant as specified in its charter)




          California                      0-26516                77-0189481
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                               220 Portage Avenue
                           Palo Alto, California 94306
                    (Address of principal executive offices)


                                 (650) 855-0400
               (Registrant's telephone number, including area code



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ITEM 5.   OTHER EVENTS.

        On November 16, 2001, Euphonix, Inc., a California corporation and the registrant herein, issued a press release announcing the revision of its previously reported financial results for the first and second quarters of 2000 and, accordingly, the year ended December 31, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits.

               Exhibit Number      Description
               --------------      -----------
                    99.1           Press release dated November 16, 2001





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EUPHONIX, INC.

Dated: November 19, 2001

                                               By: /s/ Jeffrey Chew
                                                  --------------------------
                                                  Jeffrey Chew
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

              Exhibit Number      Description
              --------------      -----------

                   99.1           Press release dated November 16, 2001.




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